UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  April 30, 2014

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

Horizon Spin-off and Corporate Restructuring Fund
(Class A: LSHAX)
(Class C: LSHCX)
(Institutional Class: LSHUX)

ANNUAL REPORT
April 30, 2014

Horizon Spin-off and Corporate Restructuring Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	28
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the Horizon Spin-off and Corporate Restructuring Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

www.libertystreetfunds.com

Dear Fellow Shareholders:

We are pleased to present the Horizon Spin-off and Corporate Restructuring Fund's ("the Fund") Annual Report for the period ending April 30th, 2014.  The Fund had gains in the no load Institutional Class of 18.45% for the fiscal period ending April 30th, 2014.  This can be compared with returns, including dividends and capital gains reinvested of 20.44% for the Standard and Poor's 500 Index ("S&P 500") over the same time period.  While the Fund's investment returns slightly underperformed the broader equity market as defined by the S&P 500 during the fiscal period, we remain pleased with the Fund's overall recent performance.  The slight underperformance of 2014 comes on the heels of significant outperformance by the Fund for its fiscal year ended April 30, 2013, for which the Fund outperformed the S&P 500 by over 11%.

The year 2014 also marks a significant event for the Fund and its shareholders in that effective as of February 11, 2014, the Fund changed its name from the Liberty Street Horizon Fund to the Horizon Spin-off and Corporate Restructuring Fund.  The investment strategy was changed to focus exclusively on spin-offs and other forms of corporate restructuring.  The investment objective of the Fund, to seek to achieve long-term growth of capital, has remained the same.  Horizon Asset Management LLC ("Horizon") remains as the sub-advisor to manage the Fund's portfolio.

While the Fund previously had exposure to spin-offs and to Horizon's Spin-off strategy as part of its allocation, the Fund now may focus primarily on spin-offs and other forms of corporate restructuring as the investment strategy.  Under normal market conditions, the Fund will pursue its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of spin-off companies, companies subject to other forms of corporate restructuring, and parents of any such companies.  The Fund considers a spin-off company or a company subject to a corporate restructuring to be any company that has experienced one of the following events within five years of the Fund's initial investment in the company:  a spin-off distribution of stock of a subsidiary company by its parent company to parent company shareholders, or equity "carve-outs" or "partial initial public offerings" in which a parent company sells a percentage of the equity of a subsidiary in a public offering, or the parent company of such companies after the public disclosure of the corporate restructuring.  The Fund may invest in a parent company of a spin-off company or a company subject to a corporate restructuring prior to, during, or after the actual spin-off or corporate restructuring.  If the Fund invests in a parent company prior to a spin-off, the Fund would, upon the completion of the spin-off, receive the shares of the spin-off company.  The Fund may retain shares of both the parent and the spin-off company, the shares of only one, or the shares of neither.

In many instances, spin–off companies find themselves dislodged from their corporate parents due to no failing of their own, and once "spun–off" are typically not followed as closely by Wall Street analysts.  Both of these situations may lead to advantageous disparities between the company's valuation and growth prospects relative to its pricing in the marketplace.  The investment strategy is intended to capitalize upon Horizon's extensive research to identify inefficiencies in the pricing of companies that are at such a transitory standpoint in their business cycle.

We believe this change offers shareholders increased exposure to a Horizon strategy that seeks to identify businesses with attractive and uncorrelated risk adjusted rates of return, and are hopeful that shareholders will be rewarded over the coming years.  Since the change on February 11, 2014, Horizon has transitioned the portfolio in a reasoned and incremental manner, such that by April 30, 2014, the Fund had invested 79% of its net assets in spin-off companies, companies subject to other forms of corporate restructurings, and the parents of such companies.

Now back to the Fund's fiscal year 2014 results.  As mentioned previously the Fund appreciated 18.45% for the fiscal year ended April 30th, 2014.  The Fund, as well as the broader markets, have delivered annualized returns over the past five years well in excess of historical averages for the equity markets.  The five year annualized return for the Fund is identical to the past fiscal year at 18.45%; while the S&P 500's 5 year annualized number was 19.14% over the same time period.

For the period ended 03/31/14, the Fund's one-year, five-year and since inception (7/11/2007) annualized total returns for the Institutional class was 27.11%, 21.37% and 0.78%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Total return figures include the reinvestment of dividends and capital gains. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (800) 207-7108. The gross operating expense ratio for the Institutional Class was 1.86% as of February 11, 2014. The Fund's investment advisor contractually agreed, until August 31, 2015, to waive its fees and/or operating expenses to ensure that the net expense ratio would not exceed 1.25%. Otherwise, performance shown would have been lower.

These above-normal levels of returns have led many to question current stock market valuations.  Are stocks expensive?  The numbers alone contain surprisingly little information; however there are a few additional facts that do contain a lot of information:

-U.S. Corporate Profits, during the five years 2009 through 2013, expanded by 11.2% annually; and the per-share operating earnings of the S&P 500 Index companies rose by 17.8% per year.1  With this information, one would not necessarily think to ask if stocks are too expensive.

[1]	Corporate Profits source: U.S. Department of Commerce, Bureau of Economic Analysis. U.S. stock market returns source: Stern School of Business at NYU.

-But if one lengthens this time line by another two years, starting with year-end 2006, the picture changes.  The S&P 500 Index retuned only 6.0% per year during those seven years. U.S. corporate profits expanded by only 3.5% per year, and the S&P 500 earnings by only 2.2% per year.1

All that's happened in these examples (and, for that matter, during the past 20 or 40 or 60 years) is that the stock market has mirrored the rate of corporate profit growth.  It should not be otherwise.  For if it is, and for too long, then stocks will rapidly become bizarrely expensive or cheap.  The past five years only seem ebullient because they were a recovery from a trough.  The past seven years is most likely more representative of the future.  During the 76 years from shortly after World War II, 1946 through 2013, U.S. corporate profits rose from $20.3 billion to $2,126 billion, which is about 7.2% per year.  The U.S. stock market happened to appreciate 7.4% per year over the same time period.1 That's the way it has worked.

As to the future, corporate tax rates after 50 years have stopped going down; interest costs, after 30 years, have stopped going down; the unfettered U.S. corporate global expansion that was hinted at in the Times Magazine articles of the 40's and 50's has run its course, as has Federal spending in excess of Gross Domestic Product (GDP) growth.  With all of these significant contributors to historical growth exhausted, does one realistically expect future corporate profit growth (i.e, stock market returns) to replicate those of the past, irrespective of whether these historical assumptions are baked into asset allocation and retirement planning models?

As always, Horizon believes that the selection of individual companies, as opposed to broad based market investing, offers investors the potential to earn adequate rates of return; and now more so than ever.  The Fund's performance last year was driven largely by the successful operational results of several individual companies, hence driving their stock prices higher.

Jarden Corp (JAH), in terms of sizing, has become one of the Fund's larger holdings (4.53% as of April 30, 2014), yet the position has not been added to since July 2011, almost three years ago.  In 2011 it traded at an irrationally low, single digit earnings multiple.  As of the end of 2013, the share price had tripled versus the Fund's average cost per share, and is more than 75% higher than at year-end 2012.  The Price to Earnings (P/E) ratio, based on Wall Street consensus earnings estimates for year 2014 is 15.4X.  The P/E ratio of the S&P 500 Index, based on Standard & Poor's own earnings estimates, is also 15.4x.  So Jarden is more expensive than it was, but by this measure no more expensive than the overall stock market, and Horizon believes Jarden is a much higher-quality company than most of those individual companies that may constitute the S&P 500.

Texas Pacific Land Trust (TPL) is yet another example of a company that despite being much higher in price than it was a year ago, is in Horizon's opinion, actually cheaper.  The Fund has held shares of TPL, since the Fund's inception in May of 2007 with an average cost of just over $31 per share.  As of April 30th 2014, the shares traded at $131.27 per share.  The original valuation model was based upon TPL's mandate to repurchase shares with available cash flow, which it has been doing since, believe it or not, 1888.  In 1995, TPL owned 1 million acres of land in West Texas and used the proceeds from periodic land sales, along with modest revenues from grazing fees and oil royalties, to repurchase shares, because the shares were so cheap, this being the longest-time-horizon security one can identify, more and more acres would come embodied in each share as they were repurchased, for a very low-risk form of internal compounding.  Although the Fund has held the shares since 2007, and even though the shares just about doubled during 2013, the position was added to during the Fund's past fiscal year.  The reason was an announcement, in June 2013, that Chevron and Cimarex, which both own land in Culberson County, Texas that was problematic to drill separately, combined their acreage in a joint venture so as to establish a major drilling program.  This is located in what is known as the Delaware Basin, where, because of horizontal drilling technology, there now appear to be vast reserves of economically extractable oil and gas.  Much of this is on former TPL acreage in which it retains a royalty interest in any production.  We believe that the size of this program suggests that it has the potential to markedly increase TPL's revenues.  Moreover, if this revenue increased, not only could TPL likely be able to accelerate its share repurchases, it might also curtail land sales, such that the growth rate of acreage per share may accelerate further.  As of April 30, 2014, TPL represented 5.36% of the Fund's net assets.  While not a spin-off company, it has remained a holding of the Fund.

Horizon's investment philosophy has been to invest in fundamentally good companies, and over the past year, it has found a greater variety of undervalued businesses that were being made available for purchase at attractive valuations due to the broader markets move to indexation rules.  A focus of indexation is to provide portfolio exposure to very specific criteria, such as an asset class, an industry sub-sector, a growth metric, a stock market capitalization band, and so forth.  Companies that can fulfill those needs or meet those criteria may be rewarded by inclusion in, or have a greater weight in, a successful index, with the attendant demand for their shares and a higher stock price, which could equate to a lower cost of capital.  Management teams have become sensitive to these constituencies, and many may make capital allocation decisions to accommodate them.

For instance, large corporations have become much more active in spinning off or otherwise divesting subsidiaries that do not closely match the parent's primary business line, or that have a lower return on capital, slower growth profile, are more capital intensive, etc.  There have already been over 40 announced corporate spin-offs scheduled for 2014.  An example would be a large chemical company with say, $40 billion in sales that divests a division that also makes chemicals, but a different type that does not have much production or sales synergy with the parent's main products and which has, in any case, only $1 billion in sales. Now there's nothing wrong with a company with $1 billion in sales that are profitable.  However, the parent presents this as a streamlining move, which makes the parent more of a 'pure play' and improves its financial metrics.  This is attractive from the perspective of index operators.  However, unlike the norm for corporate spin-offs and divestment, which were typically troubled or underperforming operations, nowadays there is often nothing wrong with the discarded division other than the new fashion for 'purity' amongst large public companies.  Thus, the spin-off realm is providing more fundamentally attractive opportunities, which the Fund anticipates taking advantage of.

We believe the change in investment strategy to focus on spin-offs and other forms of corporate restructurings will provide Horizon with the opportunity to leverage their historical experience of capitalizing on such events along with a historically larger and more fertile investment landscape.  We believe the Fund is well positioned to capitalize on these opportunities and are hopeful that shareholders will be rewarded over the coming years. We appreciate your continued confidence in the Fund.

LIBERTY STREET ADVISORS, INC.

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund's Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index. Price to earnings (P/E) ratio is the valuation of a company's current share price relative to company earnings.

There is no guarantee the Fund will achieve the investment objective. The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers. The Fund may invest in small- and medium- sized companies, which involves greater risks than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. The Fund may invest in foreign and emerging markets securities, which involve special risks, including the volatility of currency exchange rates and, in some cases limited geographic focus, political and economic instability, and relatively illiquid markets. The Fund may purchase distressed securities, which involve considerable risk and can result in substantial or even total loss on the Fund's investment. The Fund may invest in preferred stock, subject to company-specific and market risks applicable generally to equity securities and also sensitive to changes in the company's creditworthiness, the ability to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise. The Fund may invest in convertible securities, which are subject to market and interest rate risk and credit risk and are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies. The Fund may invest in warrants, which may lack a liquid secondary market for resale and can provide a greater potential for profit or loss than an equivalent investment in the underlying security.

Because of ongoing market volatility, Fund performance may be subject to substantial short term changes.

Horizon Spin-off and Corporate Restructuring Fund
FUND PERFORMANCE at April 30, 2014 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund's Institutional Class Shares, made at its inception, with a similar investment in the S&P 500® Index.  Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies.  The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of April 30, 2014	1 Year	3 Years	5 Years	Since Inception*
Before deducting maximum sales charge
Class A¹	18.08%	12.37%	18.12%	1.47%
Class C²	17.36%	11.77%	17.52%	0.86%
Institutional Class³	18.45%	12.65%	18.45%	0.57%
After deducting maximum sales charge
Class A¹	12.42%	10.57%	16.98%	0.77%
Class C²	16.61%	11.77%	17.52%	0.86%
S&P 500®	20.44%	13.83%	19.14%	5.49%

*	Class A started on 5/4/07, Class C started on 05/24/07 and Institutional Class started on 07/11/07. Class A and Class C impose higher expenses than that of Class I.

The performance date quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

Gross and Net Expense Ratios for Class A shares are 2.11% and 1.50% respectively, for the Class C shares are 2.86% and 2.25% respectively, and for the Institutional Class shares are 1.86% and 1.25% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund's Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed  1.50%, 2.25% and 1.25% of the average daily net assets of the A Shares, C Shares and Institutional Class Shares, respectively.  In the absence of such waivers, the Fund's returns would have been lower.  The contractual agreement is in effect until August 31, 2015.

¹
Maximum sales charge for Class A shares is 4.75%.  No initial sales charge applied to purchase of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

²	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Horizon Spin-off and Corporate Restructuring Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2014

Number of Shares		Value

	CLOSED-END FUNDS – 0.2%
	FINANCIAL – 0.2%
7,400	Special Opportunities Fund, Inc.	$120,916

	TOTAL CLOSED-END FUNDS (Cost $120,594)	120,916

	COMMON STOCKS – 93.8%
	BASIC MATERIALS – 0.5%
	GOLD MINING – 0.5%
8,000	Franco-Nevada Corp.	385,585

	COMMUNICATIONS – 29.1%
	BROADCAST SERVICES/PROGRAMS – 6.0%
32,000	Discovery Communications, Inc. - Class A*	2,428,800
66,000	Starz*	2,129,820
		4,558,620
	CABLE TV – 1.8%
24,000	DISH Network Corp. - Class A*	1,364,640

	E-COMMERCE/SERVICE – 5.2%
24,400	IAC/InterActiveCorp	1,617,232
70,800	Liberty Interactive Corp. - Class A*	2,057,448
4,200	Liberty Ventures*	243,768
		3,918,448
	MULTIMEDIA – 4.2%
37,600	Viacom, Inc. - Class B	3,195,248

	SATELLITE TELECOM – 1.8%
28,400	EchoStar Corp. - Class A*	1,276,864
1,600	Loral Space & Communications, Inc.*	115,184
		1,392,048
	TELEVISION – 10.0%
1,200	AMC Networks, Inc. - Class A*	78,804
40,000	CBS Corp. - Class B	2,310,400
40,000	Liberty Media Corp. - Class A*	5,188,400
		7,577,604
	WEB PORTALS/ISP – 0.1%
100	Google, Inc. - Class A*	53,488
100	Google, Inc. - Class C*	52,666
		106,154
		22,112,762
	CONSUMER, CYCLICAL – 24.7%
	AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL – 8.4%
63,326	Icahn Enterprises LP	6,394,660

	BUILDING-RESIDENTIAL/COMMERCIAL – 0.9%
32,000	Brookfield Residential Properties, Inc.*1	627,520

Horizon Spin-off and Corporate Restructuring Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, CYCLICAL (Continued)
	BUILDING-RESIDENTIAL/COMMERCIAL (Continued)
200	Lennar Corp. - Class A	$7,718
100	TRI Pointe Homes, Inc.*	1,607
		636,845
	CASINO HOTEL – 3.2%
10,000	Las Vegas Sands Corp.	791,300
8,000	Wynn Resorts Ltd.	1,631,120
		2,422,420
	MOTION PICTURES & SERVICES – 0.9%
28,400	DreamWorks Animation SKG, Inc. - Class A*	682,452

	PROFESSIONAL SPORTS – 0.0%
200	Madison Square Garden Co. - Class A*	10,920

	RETAIL-AUTOMOBILES – 2.5%
36,000	AutoNation, Inc.*	1,907,640

	RETAIL-BUILDING PRODUCTS – 0.0%
3,959	OSH 1 Liquidating Corp. - Class A*	—

	RETAIL-CONVENIENCE STORES – 0.0%
200	Susser Holdings Corp.*	15,476

	RETAIL-MAIL ORDER – 0.6%
16,092	Lands' End, Inc.*	444,944

	RETAIL-MAJOR DEPTARTMENT STORES – 7.6%
61,000	Sears Canada, Inc.	893,212
80,200	Sears Holdings Corp.*	3,513,562
55,800	Sears Hometown and Outlet Stores, Inc.*	1,317,438
		5,724,212
	RETAIL-RESTAURANTS – 0.6%
1,700	Burger King Worldwide, Inc.	44,421
50,200	Wendy's Co.	417,162
		461,583
		18,701,152
	CONSUMER, NON-CYCLICAL – 5.2%
	BEVERAGES-WINE/SPIRITS – 0.1%
11,600	Crimson Wine Group Ltd.*	103,124

	CONSUMER PRODUCTS-MISCELLANEOUS – 4.5%
60,000	Jarden Corp.*	3,429,000

	MEDICAL-DRUGS – 0.6%
2,000	Opko Health, Inc.*	16,540

Horizon Spin-off and Corporate Restructuring Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
	MEDICAL-DRUGS (Continued)
12,797	Prestige Brands Holdings, Inc.*	$428,955
		445,495
		3,977,619
	DIVERSIFIED – 5.0%
	DIVERSIFIED OPERATION – 5.0%
55,100	Jardine Strategic Holdings Ltd. - ADR1	986,290
108,400	Leucadia National Corp.	2,766,368
		3,752,658

	ENERGY – 5.4%
	OIL COMPANIES-EXPLORATION & PRODUCTION – 0.1%
600	Paramount Resources Ltd. - Class A*	32,647
600	WPX Energy, Inc.*	12,768
		45,415
	OIL-U.S. ROYALTY TRUSTS – 5.3%
30,800	Texas Pacific Land Trust	4,053,896
		4,099,311
	FINANCIAL – 23.9%
	FINANCE-CONSUMER LOANS – 0.0%
100	Ocwen Financial Corp.*	3,790

	INVESTMENT COMPANIES – 1.5%
14,100	Oaktree Capital Group LLC	747,300
234,000	Urbana Corp. - Class A	397,081
		1,144,381
	INVESTMENT MANAGEMENT/ADVISORY SERVICES – 5.6%
53,800	Dundee Corp. - Class A*1	787,417
28,000	Onex Corp.1	1,582,341
10,000	Virtus Investment Partners, Inc.*	1,849,900
		4,219,658
	REAL ESTATE OPERATIONS/DEVELOPMENTS – 16.3%
49,000	Brookfield Asset Management, Inc. - Class A1	2,060,940
2,915	Brookfield Property Partners LP*1	56,726
154,200	Dream Unlimited Corp. - Class A*1	2,119,633
56,800	Howard Hughes Corp.*	8,108,768
		12,346,067
	REINSURANCE – 0.0%
100	Berkshire Hathaway, Inc. - Class B*	12,885

Horizon Spin-off and Corporate Restructuring Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
	REITS-REGIONAL MALLS – 0.5%
24,200	Rouse Properties, Inc.	$406,318
		18,133,099
	TOTAL COMMON STOCKS (Cost $47,891,606)	71,162,186

	PREFERRED STOCKS – 0.0%
	CONSUMER, CYCLICAL – 0.0%
	RETAIL-BUILDING PRODUCTS – 0.0%
3,959	OSH 1 Liquidating Corp.	—

	TOTAL PREFERRED STOCKS (Cost $—)	—

Principal Amount

	SHORT-TERM INVESTMENTS – 6.0%
$4,579,257	UMB Money Market Fiduciary, 0.01%2	4,579,257

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,579,257)	4,579,257

	TOTAL INVESTMENTS – 100.0% (Cost $52,591,457)	75,862,359
	Other Assets in Excess of Liabilities – 0.0%	9,391

	TOTAL NET ASSETS – 100.0%	$75,871,750

ADR – American Depository Receipt
LP – Limited Partnership

*	Non-income producing security.
1	Foreign security denominated in U.S. Dollars.
2	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
SUMMARY OF INVESTMENTS
As of April 30, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Real Estate Operations/Developments	16.3%
Television	10.0%
Auto/Truck Parts & Equipment-Original	8.4%
Retail-Major Deptartment Stores	7.6%
Broadcast Services/Programs	6.0%
Investment Management/Advisory Services	5.6%
Oil-U.S. Royalty Trusts	5.3%
E-Commerce/Service	5.2%
Diversified Operation	5.0%
Consumer Products-Miscellaneous	4.5%
Multimedia	4.2%
Casino Hotel	3.2%
Retail-Automobiles	2.5%
Satellite Telecom	1.8%
Cable TV	1.8%
Investment Companies	1.5%
Motion Pictures & Services	0.9%
Building-Residential/Commercial	0.9%
Retail-Restaurants	0.6%
Medical-Drugs	0.6%
Retail-Mail Order	0.6%
REITS-Regional Malls	0.5%
Gold Mining	0.5%
Web Portals/ISP	0.1%
Beverages-Wine/Spirits	0.1%
Oil Companies-Exploration & Production	0.1%
Retail-Convenience Stores	0.0%
Reinsurance	0.0%
Professional Sports	0.0%
Finance-Consumer Loans	0.0%
Retail-Building Products	0.0%
Total Common Stocks	93.8%
Short-Term Investments	6.0%
Closed-End Funds	0.2%
Preferred Stocks	0.0%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2014

Assets:
Investments, at value (cost $52,591,457)	$75,862,359
Receivables:
Fund shares sold	375,423
Dividends and interest	4,836
Prepaid expenses	73,535
Total assets	76,316,153

Liabilities:
Payables:
Fund shares redeemed	25,132
Investment securities purchased	324,621
Advisory fees	20,784
Distribution fees - Class A & Class C (Note 7)	11,220
Shareholder Servicing fees (Note 8)	1,730
Auditing fees	16,750
Transfer agent fees and expenses	13,544
Administration fees	11,167
Fund accounting fees	10,726
Custody fees	4,648
Chief Compliance Officer fees	1,596
Trustees' fees and expenses	31
Accrued other expenses	2,454
Total liabilities	444,403

Net Assets	$75,871,750

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$64,534,203
Accumulated net investment income	561,207
Accumulated net realized loss on investments and foreign currency transactions	(12,494,562)
Net unrealized appreciation/depreciation on:
Investments	23,270,902
Net Assets	$75,871,750

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$12,536,064
Shares of beneficial interest issued and outstanding	1,214,887
Redemption price1	10.32
Maximum sales charge (4.75% of offering price)2	0.51
Maximum offering price to public	$10.83

Class C Shares:
Net assets applicable to shares outstanding	$10,701,252
Shares of beneficial interest issued and outstanding	1,055,228
Redemption price3	$10.14

Institutional Shares:
Net assets applicable to shares outstanding	$52,634,434
Shares of beneficial interest issued and outstanding	5,124,814
Redemption price	$10.27

1	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
2	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.
3	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase. Prior to January 1, 2014 the CDSC was 0.75%.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $34,954)	$770,739
Interest	418
Total investment income	771,157

Expenses:
Advisory fees	656,724
Transfer agent fees and expenses	111,559
Administration fees	83,887
Distribution fees - Class C (Note 7)	80,952
Fund accounting fees	67,518
Custody fees	40,999
Shareholder Servicing fees (Note 8)	35,482
Registration fees	33,000
Distribution fees - Class A (Note 7)	26,147
Legal fees	23,137
Shareholder reporting fees	16,871
Auditing fees	16,781
Chief Compliance Officer fees	8,609
Trustees' fees and expenses	5,673
Miscellaneous	5,310
Insurance fees	1,500

Total expenses	1,214,149
Advisory fees waived	(285,951)
Net expenses	928,198
Net investment loss	(157,041)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	2,215,142
Foreign currency transactions	(185)
Net realized gain	2,214,957
Net change in unrealized appreciation/depreciation on:
Investments	8,300,401
Foreign currency translations	(9)
Net change in unrealized appreciation/depreciation	8,300,392
Net increase from payment by affiliates (Note 3)	58,349
Net realized and unrealized gain on investments and
foreign currency	10,573,698

Net Increase in Net Assets from Operations	$10,416,657

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(157,041)	$280,403
Net realized gain on investments and foreign currency transactions	2,214,957	5,952,055
Net change in unrealized appreciation/depreciation on investments and
foreign currency translations	8,300,392	6,615,013
Net increase from payment by affiliates (Note 3)	58,349	-
Net increase in net assets resulting from operations	10,416,657	12,847,471

Distributions to Shareholders:
From net investment income:
Class A	-	(74,517)
Class C	-	(40,199)
Institutional Class	-	(460,988)
Total distributions to shareholders	-	(575,704)

Capital Transactions:
Net proceeds from shares sold:
Class A	3,409,090	1,587,383
Class C	1,710,562	632,024
Institutional Class	13,705,842	7,106,434
Reinvestment of distributions:
Class A	-	70,605
Class C	-	39,315
Institutional Class	-	454,021
Cost of shares redeemed:
Class A1	(2,205,251)	(2,388,221)
Class C	(1,619,774)	(1,815,694)
Institutional Class2	(7,747,049)	(23,576,760)
Net decrease in net assets from capital transactions	7,253,420	(17,890,893)

Total increase (decrease) in net assets	17,670,077	(5,619,126)

Net Assets:
Beginning of period	58,201,673	63,820,799
End of period	$75,871,750	$58,201,673

Accumulated net investment income (loss)	$561,207	$(76,292)

Capital Share Transactions:
Shares sold:
Class A	339,172	191,731
Class C	172,765	83,613
Institutional Class	1,375,665	961,682
Shares reinvested:
Class A	-	9,698
Class C	-	5,453
Institutional Class	-	62,883
Shares redeemed:
Class A	(236,977)	(342,016)
Class C	(172,289)	(249,661)
Institutional Class	(791,079)	(3,316,205)
Net decrease in capital share transactions	687,257	(2,592,822)

1	Net of redemption fee proceeds of $0 and $85, respectively. As of August 31, 2012, the Fund no longer charged a redemption fee.
2	Net of redemption fee proceeds of $0 and $5,310, respectively. As of August 31, 2012, the Fund no longer charged a redemption fee.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
	April 30, 2014		April 30, 2013		April 30, 2012		April 30, 2011		April 30, 2010
Net asset value, beginning of period	$8.74		$6.91		$7.42		$6.36		$4.80
Income from Investment Operations:
Net investment income (loss)1	(0.03)		0.03		(0.01)		0.01		0.01
Net realized and unrealized gain (loss) on investments	1.60		1.87		(0.44)		1.24		1.66
Net increase from payment by affiliates (Note 3)	0.01		-		-		-		-
Total from investment operations	1.58		1.90		(0.45)		1.25		1.67

Less Distributions:
From net investment income	-		(0.07)		(0.06)		(0.19)		(0.11)

Redemption fee proceeds	-		-	2	-	2	-	2	-	2

Net asset value, end of period	$10.32		$8.74		$6.91		$7.42		$6.36

Total return 3	18.08%	4	27.77%		(5.94)%		20.05%		35.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,536		$9,719		$8,658		$16,573		$24,688

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.94%		2.11%		1.83%		1.70%		1.73%
After fees waived and expenses absorbed	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.76)%		(0.20)%		(0.50)%		(0.10)%		0.02%
After fees waived and expenses absorbed	(0.32)%		0.41%		(0.17)%		0.10%		0.25%
Portfolio turnover rate	18%		4%		19%		33%		20%

1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 4.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.

4	Total return would have been 17.96% had the Advisor not reimbursed the Fund for the loss on a portfolio investment.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended	For the Year Ended		For the Year Ended		For the Year Ended
	April 30, 2014		April 30, 2013	April 30, 2012		April 30, 2011		April 30, 2010
Net asset value, beginning of period	$8.64		$6.83	$7.33		$6.29		$4.75
Income from Investment Operations:
Net investment income (loss)1	(0.09)		(0.01)	(0.04)		(0.03)		(0.01)
Net realized and unrealized gain (loss) on investments	1.58		1.86	(0.44)		1.23		1.64
Net increase from payment by affiliates (Note 3)	0.01		-	-		-		-
Total from investment operations	1.50		1.85	(0.48)		1.20		1.63

Less Distributions:
From net investment income	-		(0.04)	(0.02)		(0.16)		(0.09)

Redemption fee proceeds	-		-	-	2	-	2	-	2

Net asset value, end of period	$10.14		$8.64	$6.83		$7.33		$6.29

Total return3	17.36%	4	27.16%	(6.44)%		19.40%		34.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,701		$9,108	$8,300		$14,692		$15,219

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.53%		2.61%	2.33%		2.20%		2.23%
After fees waived and expenses absorbed	2.09%		2.00%	2.00%		2.00%		2.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.35)%		(0.70)%	(1.00)%		(0.60)%		0.02%
After fees waived and expenses absorbed	(0.91)%		(0.09)%	(0.67)%		(0.40)%		(0.25)%
Portfolio turnover rate	18%		4%	19%		33%		20%

1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If the sales charge was included total returns would be lower. Prior to January 1, 2014 the CDSC was 0.75%.

4	Total return would have been 17.25% had the Advisor not reimbursed the Fund for the loss on a portfolio investment.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
	April 30, 2014		April 30, 2013		April 30, 2012		April 30, 2011		April 30, 2010
Net asset value, beginning of period	$8.67		$6.86		$7.38		$6.32		$4.77
Income from Investment Operations:
Net investment income (loss)1	(0.01)		0.05		0.01		0.02		0.03
Net realized and unrealized gain (loss) on investments	1.60		1.85		(0.45)		1.25		1.65
Net increase from payment by affiliates (Note 3)	0.01		-		-		-		-
Total from investment operations	1.60		1.90		(0.44)		1.27		1.68

Less Distributions:
From net investment income	-		(0.09)		(0.08)		(0.21)		(0.13)

Redemption fee proceeds	-		-	2	-	2	-	2	-	2

Net asset value, end of period	$10.27		$8.67		$6.86		$7.38		$6.32

Total return3	18.45%	4	28.03%		(5.74)%		20.51%		35.33%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$52,635		$39,375		$46,863		$82,886		$86,012

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.69%		1.86%		1.58%		1.45%		1.48%
After fees waived and expenses absorbed	1.25%		1.25%		1.25%		1.25%		1.25%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.51)%		0.05%		(0.25)%		0.15%		0.27%
After fees waived and expenses absorbed	(0.07)%		0.66%		0.08%		0.35%		0.50%
Portfolio turnover rate	18%		4%		19%		33%		20%

1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If the sales charge was included total returns would be lower. Prior to January 1, 2014 the CDSC was 0.75%.

4	Total return would have been 18.34% had the Advisor not reimbursed the Fund for the loss on a portfolio investment.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2014

Note 1 – Organization
The Horizon Spin-off and Corporate Restructuring Fund (the ''Fund'') was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the "Trust") which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to February 11, 2014, the Fund was known as the Liberty Street Horizon Fund.  The Fund seeks to achieve long-term growth of capital.  The Fund currently offers three classes of shares: Class A, Class C, and Institutional Class.  Class A commenced operations on May 4, 2007. Class C commenced operations on May 24, 2007.  Institutional Class commenced operations on July 11, 2007.

The Fund is the accounting and performance successor to the Liberty Street Horizon Fund, a series of Forum Funds (the "Predecessor Fund").  On October 12, 2009, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization, in exchange for Class A, C, and Institutional shares of the Fund.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter ("OTC") market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.  Equity securities that are traded on the NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP").  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type.  Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost.  The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

A Fund's assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund's advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2014

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days.  Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset values ("NAV") are not calculated and on which the Fund does not effect sales and redemptions of its shares.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund's records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund's NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Contracts
The Fund may utilize forward foreign currency contracts ("forward contracts") under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are "marked-to-market" daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.  At April 30, 2014, the Fund did not have any forward contracts outstanding.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2014

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken or expected to be taken in all open tax years.  This period of time is considered to be the prior three tax years, when applicable, and the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended April 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(g) Securities Lending
The Fund may engage in securities lending. The loans are secured by collateral. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts on the loaned securities while receiving interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for the securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund's behalf and is invested in short-term securities. Loans are subject to termination at the option of the borrower of the security. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan of its securities and may share the interest and/or fees earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

As of April 30, 2014, there were no securities loaned by the Fund and there was no collateral due to broker by the Fund.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2014

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the "Agreement") with Liberty Street Advisors, Inc. (the "Advisor").  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund's average daily net assets.  The Advisor engages Horizon Asset Management LLC (the "Sub-Advisor") to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25% and 1.25% of the Fund's average daily net assets for Class A, Class C, and Institutional Class, respectively until August 31, 2015.  Prior to January 1, 2014 the Advisor had contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.00% and 1.25% of the Fund's average daily net assets for Class A, Class C, and Institutional Class, respectively.

For the year ended April 30, 2014, the Advisor waived its advisory fees totaling $285,951.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund's expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At April 30 2014, the amount of these potentially recoverable expenses was $890,377.  The Advisor may recapture all or a portion of this amount no later than April 30, of the years stated below:

2015	272,244
2016	332,182
2017	285,951

The "Net increase from payments by affiliates" on the Statement of Operations and in the Financial Highlights represents an amount reimbursed from the Advisor for the loss on a portfolio investment.

Foreside Fund Services, LLC ("Distributor") serves as the Fund's distributor; UMB Fund Services, Inc. ("UMBFS") serves as the Fund's fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation ("MFAC") serves as the Fund's other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund's custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund's co-administrators.  For the year ended April 30, 2014, the Fund's allocated fees incurred to Trustees who are not affiliated with the Fund's co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer ("CCO") services to the Trust.  The Fund's allocated fees incurred for CCO services for the year ended April 30, 2014, are reported on the Statement of Operations.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2014

Note 4 – Federal Income Taxes
At April 30, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$52,445,674

Gross unrealized appreciation	$25,325,143
Gross unrealized depreciation	(1,908,458)

Net unrealized appreciation on investments	$23,416,685

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss

$ (811,600)	$ 794,540	$ 17,060

As of April 30, 2014 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(12,079,138)
Unrealized appreciation on investments and foreign currency translations	23,416,685
Total accumulated earnings (deficit)	$11,337,547

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 were as follows:

Distribution paid from:	2014	2013
Ordinary income	$-	$575,704
Long-term capital gains	-	-
Total distributions paid	$-	$575,704

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2014

As of April 30, 2014, the Fund had a short-term capital loss carryover of $11,828,597 of which $1,878,060 expires in 2018 and $9,950,537 expires in 2019.

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended April 30, 2014, the Fund utilized $2,002,971 of its capital loss carryovers.

The Fund has $250,445 in qualified late-year losses, which are deferred until fiscal year 2015 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Redemption Fee
The Fund imposed a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase. As of August 31, 2012, the Fund no longer imposes the redemption fee.

Note 6 – Investment Transactions
For the year ended April 30, 2014, purchases and sales of investments, excluding short-term investments, were $16,414,163 and $11,049,473, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Class A and Class C, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets, payable to the Distributor. Prior to January 1, 2014 with respect to the Class A and Class C, the Plan provided for the payment of distribution fees at the annual rate of up to 0.25% and 0.75%, respectively, of average daily net assets, payable to the Distributor.  The Institutional Class does not pay any distribution fees.

The Advisor's affiliated broker-dealer, HRC Fund Associates, LLC ("HRC"), markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor.  In addition, HRC may receive sales charges from the Fund's distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund's distributor. For the year ended April 30, 2014, HRC did not receive any distribution fees or sales commissions.

For the year ended April 30, 2014, distribution fees incurred are disclosed on the Statement of Operations.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2014

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Prior to January 1, 2014, the Trust, on behalf of the Fund, had adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund's investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund's assets carried at fair value:

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2014

	Level 1	Level 2*	Level 3**	Total
Investments
Closed-End Funds	$120,916	$-	$-	$120,916
Common Stocks
Basic Materials	385,585	-	-	385,585
Communications	22,112,762	-	-	22,112,762
Consumer, Cyclical	18,701,152	-	-	18,701,152
Consumer, Non-Cyclical	3,977,619	-	-	3,977,619
Diversified	3,752,658	-	-	3,752,658
Energy	4,099,311	-	-	4,099,311
Financial	18,133,099	-	-	18,133,099
Preferred Stocks	-	-	-	-
Short-Term Investments	4,579,257	-	-	4,579,257
Total Investments	$75,862,359	$-	$-	$75,862,359

*	The Fund did not hold any Level 2 securities at period end.
**	Level 3 securities have zero valuation.

Transfers are recognized at the end of the reporting period. The following is a reconciliation of Level 3 assets in which significant unobservable inputs were used in determining value:

	Common Stocks	Preferred Stocks	Total
Beginning balance April 30, 2013	$-	$-	$-
Transfers into Level 3 during the period	7,839	3,167	11,006
Transfers out of Level 3 during the period	-	-	-
Total realized gain (loss)	-	-	-
Total change in unrealized gain (loss)	(7,839)	(3,167)	(11,006)
Purchases	-	-	-
Sales	-	-	-
Ending balance April 30, 2014	$-	$-	$-

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2014:

Impact to
Valuation
	Fair Value			from an
	April 30,	Valuation	Unobservable	increase in
	2014	Methodologies	Input[1]	Input[2]
OSH 1 Liquidating Corp. – Class A (Common Stock)	$-	Fair Value Pricing	Discount for lack of marketability	Decrease
OSH 1 Liquidating Corp. (Preferred Stock)	$-	Fair Value Pricing	Discount for lack of marketability	Decrease

[1]	The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2014

[2]	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund's related events and transactions that occurred through the date of issuance of the Fund's financial statements.

At a meeting of the Board of Trustees of Investment Managers Series Trust (the "Trust") held on June 19, 2014, John P. Zader indicated that he would be retiring from UMB Fund Services, Inc. on June 27, 2014, and resigned as President of the Trust, and the Board of Trustees appointed Maureen Quill, Executive Vice President of UMB Fund Services, Inc., as President of the Trust effective June 20, 2014.  Mr. Zader will continue as a Trustee of the Trust.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Horizon Spin-off and Corporate Restructuring Fund

We have audited the accompanying statement of assets and liabilities of the Horizon Spin-off and Corporate Restructuring Fund (the "Fund"), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Horizon Spin-off and Corporate Restructuring Fund as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 30, 2014

Horizon Spin-off and Corporate Restructuring Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corp., a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	72	None
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	72	None
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present).	72	None
Interested Trustees:
John P. Zader a ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator and custodian for the Fund, (2006-June 2014).	72	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	72	Investment Managers Series Trust II, a registered investment company
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014	Executive Vice-President, UMB Fund Services, Inc. (1996-present). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A

Horizon Spin-off and Corporate Restructuring Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Cipperman Compliance Services (2010 – present); Chief Compliance Officer, Hanlon Investment Management (2009-2010).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 500 Swedesford Road, Suite 104, Wayne, Pennsylvania 19087.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an "interested person" of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an "interested person" of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Horizon Spin-off and Corporate Restructuring Fund
EXPENSE EXAMPLE
For the Six Months Ended April 30, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 11/1/13 to 4/30/14.

Actual Expenses
The information in the row titled "Actual Performance" of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled "Hypothetical (5% annual return before expenses)" of the table below provides hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the rows titled "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/13	4/30/14	11/1/13 – 4/30/14
Class A	Actual Performance	$ 1,000.00	$ 1,027.90	$ 7.55
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.35	7.51
Class C	Actual Performance	1,000.00	1,024.20	10.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.04	10.83
Institutional Class	Actual Performance	1,000.00	1,029.10	6.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.59	6.26

*	Expenses are equal to the Fund's annualized expense ratio of 1.50%, 2.17% and 1.25% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Horizon Spin-off and Corporate Restructuring Fund
a series of the Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
125 Maiden Lane, 6th Floor
New York, New York 10038

Sub-Advisor
Horizon Asset Management LLC
470 Park Avenue South, 4th Floor South
New York, New York 10016

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Horizon Spin-off and Corporate Restructuring Fund Class A	LSHAX	461 418 840
Horizon Spin-off and Corporate Restructuring Fund Class C	LSHCX	461 418 832
Horizon Spin-off and Corporate Restructuring Fund Institutional Class	LSHUX	461 418 824

Privacy Principles of the Horizon Spin-off and Corporate Restructuring Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Horizon Spin-off and Corporate Restructuring Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, on the Fund's website at http://www.libertystreetfunds.com or on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, on the Fund's website at http://www.libertystreetfunds.com or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (800) 207-7108. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Section in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Horizon Spin-off and Corporate Restructuring Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 207-7108.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant's three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert."  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2014	FYE 4/30/2013
Audit Fees	$14,250	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2014	FYE 4/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 4/30/2014	FYE 4/30/2013
Registrant	N/A	N/A
Registrant's Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant's Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/7/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/7/14

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/7/14